SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement                   [_]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         The European Warrant Fund, Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                  -------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 16, 2003

                                  -------------

To the Stockholders of
THE EUROPEAN WARRANT FUND, INC.

          Notice is hereby given that the special meeting of stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at [ ] a.m. Eastern time, on December 16, 2003, for the following purposes:

     1.   To approve a plan of liquidation and dissolution of the Fund.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors of the Fund has fixed the close of business on September 24, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                           By Order of the Board of Directors,

                                           Craig M. Giunta
                                           SECRETARY

October [ ], 2003

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3.   Other Accounts:  The capacity of the individual signing the proxy card
          should  be   indicated   unless  it  is   reflected  in  the  form  of
          registration. For example:

                     REGISTRATION                         VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp. ..................................... ABC Corp.
(2) ABC Corp. ..................................... John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ....................... John Doe
(4) ABC Corp. Profit Sharing Plan.................. John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust ..................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78 ........... Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA John B. Smith ............................ John B. Smith
(2) John B. Smith ................................. John B. Smith, Jr., Executor

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                         SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 16, 2003

                                 ---------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The European Warrant Fund, Inc. (the "Fund") for use at its special meeting of stockholders to be held on [ ], 2003 at 8:00 a.m. Eastern time, at the offices of the Fund, 330 Madison
Avenue, Floor 12A, New York, NY 10017, and at any adjournments thereof (collectively, the "special meeting"). A Notice of Special Meeting of Stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders is October [ ], 2003.

     At the special meeting, stockholders will be asked to consider and vote upon the following:

     1.   Approval of a plan of liquidation and dissolution of the Fund.

     2. Transaction of such other business as may properly come before the special meeting.


     Proxy solicitations will be made, beginning on or about October [ ], 2003, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc., the investment adviser of the Fund ("Julius Baer Securities" or the "Adviser"); and Investors Bank & Trust Company, the custodian, administrator and transfer agent of the Fund ("Investors Bank"). Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, (800) 829-6554, to solicit proxies on behalf of the Fund's Board for a fee not to exceed $[ ] plus out-of-pocket expenses. The costs of the proxy solicitation will be paid by the Adviser. Expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Adviser. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

     The Fund's Annual Report to stockholders for the fiscal year ended March 31, 2003, which contains audited financial statements, may be obtained without charge by calling 1-800-387-6977 or mailing a request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

     Any stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

     In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the special meeting.

     The Fund has one class of common stock, which has a par value of $.001 per share. On [ ], 2003, the record date, there were [ ] shares outstanding. Each share outstanding on the record date is entitled to one vote on all matters submitted to stockholders at the special meeting, with pro rata voting rights for any fractional shares. Based on reports filed with the Securities and Exchange Commission, to the knowledge of the Fund, the following were the beneficial owners of more than 5% of the Fund's outstanding shares as of the record date: [to be provided].

     As of September 24, 2003, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares.


           PROPOSAL 1: APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION

BACKGROUND

     The Fund is closed-end management investment company that seeks enhanced capital growth by investing primarily in equity warrants of European issuers.

     The Board, including all of its directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"), has approved the Plan of Liquidation and Dissolution (the "Plan"), under which the Fund would be liquidated, and its assets distributed on a pro rata basis after payment of all of the Fund's expenses to stockholders, as soon as possible following stockholder approval of the proposed liquidation.

     The Board believes that liquidating the Fund's assets and terminating its existence would be in the stockholders' best interests. A copy of the proposed Plan is attached to this Proxy Statement as EXHIBIT A.

     Based on the Adviser's mid and long-term outlook for the European equity markets, and the nature of the Fund's investment objective and policies (which are designed to enable the Fund to outperform its index in bullish markets), the Adviser does not believe that the Fund's strategy of outperforming in bullish markets is viable for the foreseeable future. Accordingly, after considering a number of alternatives for the Fund, the Adviser has concluded that it is in the best interests of the Fund and Fund stockholders to liquidate and dissolve the Fund. Liquidation of the Fund will allow stockholders to receive net asset value.

BOARD'S CONSIDERATIONS

     In evaluating the proposed liquidation and dissolution of the Fund, the Board considered the Adviser's mid and long-term outlook for the European equity markets, the nature of the Fund and alternatives to the liquidation and concluded that it is in the best interests of the Fund and Fund shareholders to liquidate the Fund.

     After discussing the history and current status of the Fund and alternative courses of action, on September 24, 2003 the Board unanimously adopted a resolution that declares that the dissolution of the Fund is advisable and in the best interests of stockholders and, subject to the approval of the Plan of Liquidation and Dissolution (the "Plan") by stockholders, authorized the orderly liquidation and dissolution of the Fund. The Board, including all of the Independent Directors, adopted the Plan and directed that the Plan be submitted for consideration by the Fund's stockholders.

     If (a) the Plan is approved by the requisite stockholder vote and (b) the Fund's Board determines, in its sole discretion, that the Fund has sufficient liquid assets to meet its existing and anticipated liabilities, the Fund's assets will be liquidated in accordance with law and on such terms and conditions as are determined to be reasonable and in the best interests of the Fund and its stockholders in light of the circumstances in which they are sold, and the Fund will file Articles of Dissolution with the State of Maryland. Stockholders will receive their proportionate cash interest of the net distributable assets, if any, of the Fund upon liquidation.

     Under Maryland law and pursuant to the Fund's Articles of Incorporation, as amended, and ByLaws, as amended, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Fund entitled to vote thereon is needed to approve the dissolution and liquidation of the Fund. For purposes of the vote on the Plan, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will have the same effect as a vote against the Plan, but will be counted in determining the presence of a quorum. In the event that a majority of the outstanding shares of capital stock of the Fund are not voted in favor of the Plan, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. If the Plan is not approved, the Board presently intends to consider what, if any, steps to take in the best interests of the Fund and its stockholders including the possibility of resubmitting the Plan or another plan of liquidation and dissolution to stockholders for future consideration.

     Notwithstanding the approval of the Plan by stockholders, the Board, in its sole discretion, must determine that the Fund has sufficient liquid assets to meet its existing and anticipated liabilities prior to the liquidation of the Fund's assets. While it is expected that the Fund will be able to identify all of its liabilities shortly after the Fund's stockholders approve the Plan, should any unanticipated liabilities arise, the Fund is currently unable to estimate with precision the costs of resolving such liabilities and exactly when such liabilities would be resolved. Consequently, the amounts set forth under "Distribution Amounts" below are for illustrative purposes only. If any such liabilities should arise, the Fund will not liquidate until the Board determines, in its sole discretion, that the Fund has sufficient liquid assets to meet such liabilities.

SUMMARY OF PLAN OF LIQUIDATION AND DISSOLUTION

     The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit A. Stockholders are urged to read the Plan in its entirety.

     EFFECTIVE DATE OF THE PLAN AND CESSATION OF THE FUND'S ACTIVITIES AS AN INVESTMENT COMPANY. The Plan will become effective only upon its adoption and approval by the holders of a majority of the outstanding shares of the Fund (the "Effective Date"). Following the Effective Date, the Fund (i) will cease to invest its assets in accordance with its investment objective and will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, (ii) will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and (iii) will dissolve in accordance with the Plan and will file Articles of Dissolution with the State of Maryland (see the Plan, Sections 1-2, 5 and 12). The Fund will, nonetheless, seek to continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies through the last day of its final taxable year ending on liquidation, although there are no assurances it will be able to do so.

     CLOSING OF BOOKS AND RESTRICTION ON TRANSFER OF SHARES. The proportionate interests of stockholders in the assets of the Fund will be fixed on the basis of their holdings on the Effective Date. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the law of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange (see the Plan, Section 3).

     LIQUIDATION DISTRIBUTIONS. The distribution of the Fund's assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) liabilities not on the books of the Fund on the First Distribution date that the Board reasonably deems to exist against the assets of the Fund. However, there can be no assurance that the Fund will be able to declare and pay the First Distribution. If the First
Distribution is declared and paid, the amount of the First Distribution currently is uncertain. A second distribution (the "Second Distribution"), if necessary, will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

     Stockholders holding stock certificates should consider arranging with the Fund's transfer agent the return of their certificates in advance of any liquidating distributions in order to facilitate payments to them. The transfer agent's name and address is [Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 -]. The transfer agent can be reached at [ ]. All stockholders will receive information concerning the sources of the liquidating distribution (see the Plan, Section 7). All monies not paid to stockholders due to non-surrender of stock certificates will reside in a non-interest bearing account and will eventually be escheated to the State of Maryland.

     EXPENSES OF LIQUIDATION AND DISSOLUTION. Except for the cost of the proxy solicitation and legal fees, which will be borne by the Adviser, the Fund shall bear all of the expenses incurred by it in carrying out this Plan. (see the Plan, Section 8).

     CONTINUED OPERATION OF THE FUND. The Plan provides that the Board has the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the law of the State of Maryland and the purposes to be accomplished by the Plan. In addition, the Board may abandon the Plan, without stockholder approval, prior to the filing of Articles of Dissolution with the Maryland State Department of Assessments and Taxation if the Board determines that such abandonment would be advisable and in the best interests of the Fund and its stockholders (see the Plan, Sections 9 and 10). However, it is the Board's current intention to liquidate and dissolve the Fund as soon as practicable.

DISTRIBUTION AMOUNTS

     The Fund's net asset value on [record date] was $[        ].  At such date,
the Fund had [        ] shares outstanding.  Accordingly,  on [record date], the
net  asset  value  per  share of the Fund was  $[        ].  The  amounts  to be
distributed to stockholders of the Fund upon liquidation will be reduced by any remaining expenses of the Fund, the expenses of the Fund in connection with the liquidation and portfolio transaction costs, as well as any costs incurred in resolving any claims that may arise against the Fund. Liquidation expenses are
estimated to be  approximately  $[        ]  (or  approximately  $[        ] per
share outstanding on [record date]). The Fund's remaining portfolio  transaction
costs are estimated to be approximately  $[        ],  although actual portfolio
transaction costs will depend upon the composition of the portfolio and the timing of the sale of portfolio securities. Actual liquidation expenses and portfolio transaction costs will likely vary. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to stockholders.

GENERAL U.S. TAX CONSEQUENCES

     From the perspective of stockholders, the liquidation will be treated for U.S. tax purposes as a sale of shares in the Fund. A stockholder that is subject to U.S. taxation will recognize gain or loss measured by the difference between the liquidation distributions received and the stockholder's basis in Fund shares. The net amount of capital gain recognized by an individual stockholder in respect of shares held for more than one year generally will be subject to taxation at a reduced rate. If the stockholder has capital losses derived from the deemed sale of its shares, or from other transactions, those losses must be applied to reduce capital gains, and to that extent may reduce amounts otherwise eligible for taxation at a reduced rate. Capital losses generally may not be applied to reduce ordinary income, subject to a limited exception applicable to individual stockholders.

IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE 1940 ACT

     On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the SEC, after the liquidation and distribution of the Fund's assets, will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action (see the Plan, Sections 1, 2, 9 and 11).

     Until the Fund's deregistration as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW

     After the Effective Date, pursuant to the Maryland General Corporation Law and the Fund's Articles of Incorporation, as amended, and ByLaws, as amended, if at least a majority of the Fund's aggregate outstanding shares of capital stock are voted for the proposed liquidation and dissolution of the Fund, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Maryland State Department of Assessments and Taxation, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. The Board will be the trustees of its assets for purposes of liquidation after the acceptance of the Articles of Dissolution, unless and until a court appoints a receiver. The Directors will be vested in their capacity as trustees with full title to all the assets of the Fund (see the Plan, Sections 2 and 12).

APPRAISAL RIGHTS

     Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan (see the Plan, Section 14).

BOARD RECOMMENDATION

     The Board has concluded that Proposal 1 is in the best interest of stockholders. Accordingly, the Directors unanimously recommend that stockholders vote FOR the proposal.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     All proposals by stockholders of the Fund that are intended to be presented at the Fund's next annual meeting of stockholders to be held in 2004 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 12, 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers and directors, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2003.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The directors do not intend to present any other business at the special meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A


                         THE EUROPEAN WARRANT FUND, INC.

                       PLAN OF LIQUIDATION AND DISSOLUTION

         The following Plan of Liquidation and Dissolution (the "Plan") of The European Warrant Fund, Inc. (the "Fund"), a corporation organized and existing under the law of the State of Maryland, which has operated as a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Incorporation and Maryland law.

         WHEREAS, the Fund's Board of Directors (the "Board"), at a meeting of the Board held on September 24, 2003, unanimously deemed that in its judgment it is advisable to liquidate and dissolve the Fund, unanimously adopted this Plan as the method of liquidating and dissolving the Fund and unanimously directed that this Plan be submitted to stockholders of the Fund for approval;

         NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

         1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan by the affirmative vote of the holders of two-thirds of the outstanding shares of capital stock of the Fund at a meeting of stockholders called for the purpose of voting upon the Plan. The date of such adoption and approval of the Plan by stockholders is hereinafter called the "Effective Date."

         2. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

         3. RESTRICTION ON TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the law of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange.

         4. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall give notice to the appropriate parties that this Plan has been approved by the Board and the stockholders and that the Fund will be liquidating its assets. Specifically, as soon as practicable after approval of the Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund's records, to the extent such notice is required under the Maryland General Corporation Law (the "MGCL").

         5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date of the Plan, or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Fund shall be converted to U.S. cash or U.S. cash equivalents.

         6. PAYMENTS OF DEBTS. As soon as practicable after the Effective Date of the Plan, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7, below.

         7. LIQUIDATING DISTRIBUTIONS. The Fund's assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to (a) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the First Distribution date, and (b) discharge any liabilities not on the books of the Fund on the First Distribution date that the Board shall reasonably deem to exist against the assets of the Fund. A second distribution (the "Second Distribution"), if necessary, will consist of cash from any assets remaining after payment of and provision for expenses and other liabilities, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

         All stockholders will receive information concerning the sources of the liquidating distribution.

         8. EXPENSES OF THE LIQUIDATION AND DISSOLUTION. Except for the cost of the proxy solicitation and legal fees, which will be borne by the Fund's investment adviser, the Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, mailing, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders, whether or not the liquidation contemplated by this Plan is effected.

         9. POWER OF THE BOARD, IMPLEMENTATION OF THE PLAN. The Board and, subject to the direction of the Board, the Fund's officers and individual Directors, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, MGCL or any other applicable law. The death, resignation or other disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

         10. AMENDMENT OR ABANDONMENT OF PLAN. The Board shall have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the law of the State of Maryland and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Fund's stockholders, such variation or amendment will be submitted to the Fund's stockholders for approval. In addition, the Board may abandon this Plan, [without] stockholder approval, prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

         11. DEREGISTRATION UNDER THE 1940 ACT. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the U.S. Securities and Exchange Commission (the "SEC") in order to deregister the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) or other required reports with the SEC.

         12. ARTICLES OF DISSOLUTION. Consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the law of the State of Maryland and the Fund's Articles of Incorporation. As soon as practicable after the Effective Date and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution with and for acceptance by the Maryland State Department of Assessments and Taxation. After the effectiveness of the Articles of
Dissolution:

             (a) The Fund's Directors shall be the trustees of its assets for purposes of liquidation unless and until a court appoints a receiver. The Director-Trustees will be vested in their capacity as trustees with full title to all the assets of the Fund.

             (b) The Director-Trustees shall (i) collect and distribute any remaining assets of the Fund, applying them to the payment, satisfaction and discharge of existing debts and obligations of the Fund, including necessary expenses of liquidation; and (ii) distribute the remaining assets among the stockholders.

             (c) The Director-Trustees may (i) carry out the contracts of the Fund; (ii) sell all or any part of the assets of the Fund at public or private sale; (iii) sue or be sued in their own names as trustees or in the name of the Fund; and (iv) do all other acts consistent with law and the Articles of Incorporation of the Fund necessary or proper to liquidate the Fund and wind up its affairs.

         13. POWER OF THE BOARD. Implementation of this Plan shall be under the direction of the Board, who shall have full authority to carry out the provisions of this Plan or such other actions as they deem appropriate without further stockholder action.

         14. APPRAISAL RIGHTS. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the Plan.

                              PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PLAN OF LIQUIDATION AND DISSOLUTION OF THE FUND.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.





1.   APPROVAL OF A PLAN OF LIQUIDATION AND           FOR     AGAINST     ABSTAIN
     DISSOLUTION OF THE FUND

                                                     / /       / /         / /

THE EUROPEAN WARRANT FUND, INC.   THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael K. Quain and Craig Giunta and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of The European Warrant Fund, Inc., 330 Madison Avenue, New York, New York 10017, on December 16, 2003 at [8:00 a.m]., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                          Date __________________________ , 2003

                                          NOTE: Please sign exactly as your name
                                         appears on this Proxy. If joint owners,
                                        EITHER may sign this Proxy. When signing
                                           as attorney, executor, administrator,
                                         trustee, guardian or corporate officer,
                                                    please give your full title.

                                     -------------------------------------------
                                                                    Signature(s)

                                     -------------------------------------------
                                                       (Title(s), if applicable)